THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE ACT.

ADD-VISION, INC.

CONVERTIBLE PROMISSORY NOTE

December 1, 2006        $249,950

      Effective as of the date set forth above (the "Effective Date"), Add-Vision, Inc., a Delaware corporation (the "Company"), for value received, promises to pay to the order of Cambridge Display Technology Ltd., an English Company (the "Holder"), the sum of $249,950, plus simple interest thereon from the Effective Date until paid at an annual interest rate, calculated on the basis of a 360 day year, equal to the lesser of (i) 6.0% and (ii) the highest rate permitted by applicable law. The principal hereof, and the interest thereon, shall be convertible into equity securities of the Company pursuant to the terms of this Convertible Promissory Note (this "Note"). The principal hereof, and the interest thereon, shall be payable, on written demand by the Holder, at the principal office of the Company or by mail to the registered address of the Holder at any time after 18 months after the date of this Note (the "Repayment Date"), or following an "Event of Default" (as defined below), except that no payment shall be required to the extent that such principal and interest is or has been converted into equity securities of the Company pursuant to the terms hereof.
      This Note is one of one or more Convertible Promissory Notes (collectively, the "Bridge Notes") which have been or will be issued by the Company between October 1, 2006 and up to April 30, 2007 totaling (as to this Note and such other Bridge Notes together) up to $1,000,000.00 in principal amount, which other Bridge Notes are identical to this Note except as to the purchaser thereunder and the date and principal amount thereof.
      The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:
      1. Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:
            1.1 "Company" shall mean Add-Vision, Inc., a Delaware corporation, and shall include any corporation, partnership, limited liability company or other entity that shall succeed to or assume the obligations of the Company under this Note.
            1.2 "Qualified Financing" shall mean an equity financing undertaken by the Company, after the date hereof and on or prior to the Repayment Date, principally for working capital purposes in which the aggregate amount of gross proceeds (excluding the Debt and any debt represented by the other Bridge Notes or any other convertible loans) received by the Company is at least $2,000,000.
      2. Conversion. The outstanding principal hereof and all accrued but unpaid interest thereon (the "Debt") shall automatically convert into other securities of the Company as of the closing of a Qualified Financing. This Note shall be canceled on the date of the closing of such Qualified Financing, and the Debt shall be converted into the same class and series of securities issued in the Qualified Financing at a conversion price equal to 85% of the Qualified Financing price. In such event, the Holder shall surrender this Note at the principal office of the Company at the time of such closing. If upon such conversion of this Note a fraction of a share would result, the Company will pay in lieu thereof in cash the amount of principal and accrued interest resulting in such fractional share. Holder agrees to execute all necessary documents in connection with the conversion of this Note, including a definitive stock purchase agreement and such other financing documents contemplated to be entered into by the other investors participating in the Qualified Financing.
      3. Issuance of Stock on Conversion. As soon as practicable after conversion of this Note pursuant to Section 2 hereof, the Company at its expense will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of shares of securities to which the Holder shall be entitled on such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel for the Company), together with any other securities and property, if any, to which the Holder is entitled on such conversion under the terms of this Note.
      4. Defaults. Holder may declare the entire unpaid principal and accrued interest on this Note immediately due and payable, by a notice in writing to the Company if any of the following events shall occur (each an "Event of Default"):
            4.1 The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the involuntary institution of bankruptcy or insolvency proceedings against it under the Bankruptcy Act, or any other applicable federal or state law, or the involuntary filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official, of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, provided that with respect to any proceeding or filing which is involuntary the Company shall have 60 days to have such proceeding or filing overturned, dismissed or withdrawn, as applicable; or
            4.2 Within 60 days after the commencement of proceedings against the Company seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or the stay of any such order or proceedings shall thereafter be set aside, or, within 60 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.
      5. Representations and Acknowledgments of the Holder. The Holder hereby represents, warrants, acknowledges and agrees that:
            5.1 Investment. The Holder is acquiring this Note and the securities issuable upon conversion of this Note (together, the "Securities") for the Holder's own account, and not directly or indirectly for the account of any other person. The Holder is acquiring the Securities for investment and not with a view to distribution or resale thereof except in compliance with the Securities Act of 1933 (the "Act") and any applicable state law regulating securities.
            5.2 Access to Information. The Holder has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition and results of operations of the Company. The Holder has had access to such financial and other information as is necessary in order for the Holder to make a fully informed decision as to investment in the Company, and has had the opportunity to obtain any additional information necessary to verify any of such information to which the Holder has had access.
            5.3 Pre-Existing Relationship. The Holder further represents and warrants that the Holder has either (i) a pre-existing relationship with the Company or one or more of its officers or directors consisting of personal or business contacts of a nature and duration which enable the Holder to be aware of the character, business acumen and general business and financial circumstances of the Company or the officer or director with whom such relationship exists or (ii) such business or financial expertise as to be able to protect the Holder's own interests in connection with the purchase of the Securities.
            5.4 Speculative Investment. The Holder's investment in the Company represented by the Securities is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part; the amount of such investment is within the Holder's risk capital means and is not so great in relation to the Holder's total financial resources as would jeopardize the personal financial needs of the Holder in the event such investment were lost in whole or in part.
            5.5 Unregistered Securities. The Holder must bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Act and therefore cannot and will not be sold unless they are subsequently registered under the Act or an exemption from such registration is available. The Company has made no agreements, covenants or undertakings whatsoever to register the Securities under the Act. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from the Act, including, without limitation, any exemption for limited sales in routine brokers' transactions pursuant to Rule 144 under the Act, will become available and any such exemption pursuant to Rule 144, if available at all, will not be available unless: (i) a public trading market then exists in the Company's common stock, (ii) adequate information as to the Company's financial and other affairs and operations is then available to the public, and (iii) all other terms and conditions of Rule 144 have been satisfied.
            5.6 Accredited Investor. The Holder presently qualifies as an "accredited investor" within the meaning of Regulation D of the rules and regulations promulgated under the Act ("Regulation D").
      6. Miscellaneous.
            6.1 Waiver and Amendment. Any provision of this Note may be amended, waived or modified only upon the written consent of the Company and the Holder.
            6.2 Restrictions on Transfer; Assignment. Holder may not transfer or assign all or any part of this Note without the prior written approval of the Company, which shall not be unreasonably withheld. This Note may be transferred or assigned only in compliance with applicable state and federal laws. All rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, and administrators of the parties.
            6.3 Fees and Expenses. All expenses incurred in connection with this Note, including attorneys' fees, shall be paid by the parties incurring such expenses.
            6.4 Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.
            6.5 Prepayment. This Note may not be prepaid by the Company without the consent of the Holder.
            6.6 Pari Passu Notes. The Holder acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to the other Bridge Notes. In the event the Holder receives payments in excess of the Holder's pro rata share of the Company's payments to the holders of all of the Bridge Notes, then the Holder shall hold in trust all such excess payments for the benefit of the holders of the other Bridge Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.
            6.7 Due Organization and Authorization. The Company represents to the Holder that the Company is a corporation duly organized, validly existing, authorized to exercise all its corporate powers, rights and privileges, and in good standing in the State of Delaware and has the corporate power and corporate authority to own and operate its properties and to carry on its business as now conducted. All corporate action on the part of the Company, its officers, directors, and stockholders necessary for the authorization, execution, delivery, and performance of all obligations under this Note have been taken. This Note constitutes a legally binding and valid obligation of the Company enforceable in accordance with its terms, except to the extent that such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other laws or court decisions relating to or affecting the rights of creditors generally, and such enforcement may be limited by equitable principles of general applicability. The Company has provided the Holder with all the information that the Holder has requested for deciding whether to purchase this Note.
            6.8 Lost or Stolen Note. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Note, the Company, at its expense, will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.
            6.9 Notices. Any notice, request, or other document required or permitted to be given or delivered to the Holder or to the Company hereunder shall be delivered by hand or messenger or shall be sent by certified mail, postage prepaid, or by overnight courier to the Holder or to the Company at their respective addresses as set forth on the signature page hereto or at such other address as either party may from time to time provide to the other. Each such notice or other communication shall be treated as effective or having been given (a) when delivered if delivered personally, (b) if sent by registered or certified mail, at the earlier of its receipt or five business days after the same has been registered or certified as aforesaid, or (c) if sent by overnight courier, on the next business day after the same has been deposited with a nationally recognized courier service.
            6.10 Severability. If one or more provisions of this Note are held unenforceable under applicable law, such provision shall be excluded from this Note and the balance of this Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
            6.11 Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.
            6.12 Entire Agreement. This instrument represents the entire agreement between the parties hereto with respect to this Note and its terms and conditions.

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IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be issued as of the date first above written.
ADD-VISION, INC.
a Delaware corporation

By:                /s/ Matthew C. Wilkinson
                Matthew C. Wilkinson
                President and Chief Executive Officer

Address:

AGREED AND ACCEPTED BY THE HOLDER:

Entities:

Signature

Cambridge Display Technology Limited
Entity Name

/s/ Michael Black

Michael Black, Vice President, Finance
Name and Title of Signatory

Address:

2020 Cambourne Business Park
Cambourne
Cambs
CB23 6DW
Facsimile: +44 (0) 1954 713620
        5        656412.01/SD/A0568-002

656412.01/SD/A0568-002